EXHIBIT 99.1

SOUTHWEST BANCORPORATION OF TEXAS, INC. Second Quarter 2003

Today we are . . . The largest independent bank in Houston - third largest in Texas Among the Top 100 banks in the U.S. based on deposits One of the fastest growing banks in Texas Top 10% of all Texas based banks in loan, deposit and asset growth Providing a healthy return to shareholders Over 25% return during 13-year history A customer service leader 93% of customers would recommend SWBT The technology innovator 8 out of 10 customers rated Treasury Management's product capabilities as excellent or above average 3

Everything Counts. Our philosophy

A growth story - from $50 million to $5 billion in assets in 13 years - 80% internally generated Revenue-driven EPS growth Strong sales culture and innovative products Fee income products drive market share gains Conservative credit culture Transparent financial statements Strategic mergers - strong track record of growth post merger Enviable economic and market environment Talent to grow the business Employee shareholders Our story 7

Houston's largest independent bank 42 branches & 1,600 employees $72.6 million legal lending limit $480 million total shareholders' equity $5.4 billion in assets Market cap approximately $1 billion More than 200 calling officers Local bank with regional reach 9 Ellington Field HOBBY IAH

Balanced growth 11 Balance Sheet Summary ($ in billions) 1998 1999 2000 2001 2002 1Q 03 2Q 03 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.37 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.14 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.44 As of June 30, 2003: Loans Total $3.37 billion, highest in Bank's history Increased $486 million, or 17%, from 6/30/02 5-year compounded annual growth rate of 21% Deposits Increased $556 million, or 16%, from 6/30/02 Consumer deposits increased 9.5%, from 6/30/02 5-year compounded annual growth rate of 13% Assets Increased $894 million, or 20%, from 6/30/02 5-year compounded annual growth rate of 16% Assets Loans Deposits

5 years of strong results 2002 ($ in thousands, except EPS) Total Assets Total Loans Total Deposits Net Income Diluted EPS EPS y/y % growth ROA ROE 1998 $2,944,387 $1,632,886 $2,373,995 $29,018 $0.91 17% 1.12% 15.10% $3,271,188 $2,035,342 $2,531,633 $31,963 $0.97 7% 1.06% 14.70% $3,940,342 $2,511,437 $3,093,870 $43,461 $1.29 33% 1.23% 17.00% $4,401,156 $2,759,482 $3,428,633 $52,717 $1.55 20% 1.32% 15.82% $5,171,957 $3,219,340 $3,912,049 $59,206 $1.72 11% 1.30% 14.55% 1999 2000 2001 15.7% 20.8% 13.2% 20.3% 17.1% 5 Year CAGR 13

2nd Quarter in review Total Assets Total Loans Total Deposits Net Income Total Equity Diluted EPS ROA ROE Qtr. Ended 6-30-02 $4,548,527 $2,883,710 $3,583,482 $15,182 $410,507 $0.44 1.39% 15.60% Qtr. Ended 6-30-03 $5,442,132 $3,369,441 $4,139,453 $15,963 $479,916 $0.46 1.25% 13.60% $ Growth $ 893,605 $485,731 $555,971 $781 $69,409 $0.02 % Growth 19.6% 16.8% 15.5% 5.1% 16.9% 4.5% 15 ($ in thousands, except EPS)

Capital is strategic 17 Tier 1 risk based ratio = 10.36%** Total risk based ratio = 11.30%** Tier 1 leverage ratio = 8.62%** Reserves/NPAs = 2.05x Loan to deposit ratio = 81% 1999 2000 2001 2002 YTD 2003 Peer median 0.0661 0.0722 0.0754 0.0735 0 SWBT 0.0704 0.075 0.0817 0.0857 0.0878 Tangible common equity/tangible assets * All public banks between $2.5-$7.5 billion ** As of 3/31/03 - most recent available * N/A

Results for shareholders 19 38% 0% 63% 31% 22% 22% 17% 7% 33% 20% 11% '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* $100,000 invested in SWBT in 1990 would have grown to $2,448,367 as of 6-30-03; CAGR of 26.7% 13-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 13 year SWBT S&P

Our core strategies

Customer focused and technology driven Diversifying income stream Regional growth through strategic mergers Protect asset quality Focus on people Create new businesses Summary of strategies 23

Great customers 25

Build business by banking profitable industries 27 Correspondent Banking Energy Healthcare

Healthcare 29 Developed specific product, IDEAL, enabling healthcare providers to manage receivables and cash flow Three of the largest hospitals in the Texas Medical Center recently have become customers Intense interest from physicians and small practice groups Other products used by healthcare customers include Wholesale Lockbox, Retail Lockbox, NetST@R, Collections, Controlled Disbursement, and Imaging Services Customer since 1Q 2003 Customer since 2Q 2003 Customer since 2Q 2003 Customer since 1Q 2002 Customer since 3Q 1999

Energy 31

Energy 33 Energy Group Outstandings Total $268 million Reserve Base Service Midstream Refinery 0.479 0.403 0.106 0.012 Exploration and Production Lending Growth $ Millions Upstream Service Midstream Downstream 1997 1998 1999 2000 2001 2002 2Q 03 relationships 2 16 23 33 45 64 68 deposits 1 13.4 14 79.2 98.2 60 98 loans 13.8 45.5 71.3 120.2 157.6 225 186.8 Relationships: 2 Outstanding loans Deposits Relationships: 16 Relationships: 23 Relationships: 33 Relationships: 45 Relationships: 64 Relationships: 68

Correspondent Banking 35 Year to date, new relationships are up 19% (12) 6 of 8 relationships in D/FW Metro since 4Q 02 calling effort 14 of the 29 (48%) banks chartered in the Houston city area have a correspondent banking relationship with SWBT Correspondent Banking transaction processing volume (cash letter processing, etc.) now exceeds 10MM items annually - over 15% of all check processing transactions at SWBT New relationship 3-year compound growth rate of 54% 1998 1999 2000 2001 2002 2Q 03 Total activity 11557 24387 71845 150378 278273 293808 relationships 7 17 36 55 62 74 Relationships Total fundings $ Thousands 7 17 36 55 62 74

Market share shift Treasury Management Market Position Growing - 2000-2002 percentage change Companies $50-$500 Million 37 Southwest Bank of Texas $5.4 billion Big bank #1 +$250 billion Big bank #2 +$300 billion Big bank #3 +$500 billion Big bank #4 +$500 billion Asset size 2000 2002 2000 2002 2000 2002 2000 2002 2000 2002 13 23 15 14 10 11 29 22 37 31 7 7 8 5 8 5 1 8 6 8 Source: Third party research

Market feedback: Treasury Management A national leader in achieving excellent treasury management citations Excellent or above average Treasury Management ratings Product development initiatives highly regarded Customer service viewed as distinctive Specialists provide unique guidance and counsel to clients 2002 performance as strong as 2000 Significant market opportunities Competitor average SWBT National average "Southwest Bank of Texas ranks among the top 5% of all banks surveyed." - Third Party Surveyor 39 SWBT Competitor average 0.65 0.27 0.26 * Represents banks across the nation with assets $24-$500 billion Source: Third party research

Market share shift Middle market banking Companies $10-$100 Million Percentage of Market Relationships 41 Southwest Bank of Texas JP Morgan Chase Wells Fargo Bank One Bank of America Competitive Landscape Money Center Banks Bank of America Bank One JPMorgan Chase Wells Fargo Regional Banks/Thrifts Bank of Oklahoma Comerica Compass Cullen Frost Regions SouthTrust Washington Mutual Whitney Local Banks 45 commercial banks in Houston, each with deposits of $50 million or more SWBT Bank One Bank of America Wells Fargo JP Morgan Chase 0.14 0.1 0.13 0.08 0.21 Source: Third party research

Market feedback: Middle Market Relationship managers deliver distinctive and differentiated service Relationship managers cover accounts longer and more thoroughly than competitors Value delivered relative to fees paid is tied for first place Overall Middle Market Client Satisfaction Leads the Market Companies $10-$100 Million Overall Customer Satisfaction Percentage Citing Excellent or Above Average Ratings Relationship Manager Performance Percentage Citing Innovative Advice and Creative Ideas SWBT Competitor average 0.84 0.71 43 SWBT Competitor average 0.69 0.49 SWBT Competitor average SWBT Competitor average Source: Third party research

Diversifying income stream Consistent noninterest income growth ($ in thousands) 45 1997 1998 1999 2000 2001 2002 YTD 2003 3048 4173 4868 6017 7244 9302 4725 1997 1998 1999 2000 2001 2002 YTD 2003 4354 5369 7070 9126 11718 16304 9374 Capital Markets and Investments 5 year compound growth rate of 25% Up 28%, or $2.1 million, in 2002 Retail 3 year compound growth rate of 55% Up 45%, or $6.3 million, in 2002 Treasury Management 5 year compound growth of 35% Up 39%, or $4.6 million, in 2002 1997 1998 1999 2000 2001 2002 YTD 2003 0 0 5500 7331 14011 20360 11480

Total outstanding loans including mergers ($ in millions) 80% internal growth 47 1997 1998 1999 2000 2001 2002 2Q 03 SWBT 1114 1633 2035 2511 2759 3219 3369 Pinemont 137 FT Bend 167 Citizens 131 MaximBank 98 Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Book value paid was 1.67x Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Book value paid was 1.81x Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County Book value paid was 3.02x MaximBank - July 2003 Total assets - $312 million Market presence - 97 years 8 branches in Galveston County Book value paid was 2.20x

Protect asset quality Net charge-offs/average loans Nonperforming assets/loans + OREO 49 All FDIC Insured Banks SWBT 1999 2000 2001 2002 YTD 2003 SWBT 0.09 0.06 0.17 0.22 0.25 Peer median 0.61 0.64 0.94 1.11 N/A N/A 0.68% 0.50% 0.53% 0.41% 0.31% 0.94% 0.92% 0.74% 0.63% 1999 2000 2001 2002 YTD 2003

Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Diversified loan portfolio Diversified loan portfolio Total Loans at 6/30/03 ^ $3.37 billion Loans by Industry Type Loans by Collateral Type 51 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Other 10% Residential 4% Retail 4% Multi-family 5% Owner occupied 6% Retail 4% Other 5% Office & Ind. 4%

Focus on people Senior management depth Average of 25 years in banking Strategic hires Continue to attract key talent - Trust, Private Banking, Foreign Exchange, Capital Markets, Commercial Lending Employees as shareholders 80% own stock Stock options widely distributed 53

The future

Enviable business markets Texas Economy Second largest banking market in the country with $499 billion in deposits Gross State Product forecasted to reach $979 billion in 2005 8th largest economy in the world 2/3 of all economic activity occurs in Houston and Dallas Leads all states in net job creation since 1990 - accounts for 7.2% of total U.S. employment Recorded a net gain of 12,700 jobs in 2002, an increase of 0.1 percent Accounts for more than 13% of total U.S. exports, surpassing New York and California Houston Economy $68 billion in banking deposits 2002 Gross Area Product $240 billion, slightly larger than the GDP of Turkey or Austria, a third larger than Hong Kong's Diverse economy that includes healthcare, energy, transportation and aeronautics Dallas/FW Metroplex Economy $66 billion in banking deposits 2002 Gross Area Product $245 billion Diverse economy includes telecommunications, distribution and transportation 57

Houston's economic outlook Lowest cost of living among all major metropolitan areas For the two years ended June 2003, Houston's job count declined 1.1%, or 22,700, while national payroll employment fell 1.6%, or 2.1 million Back-to-back years of record housing starts. June 2003 posted the highest number of sales ever recorded in a single month Houston Purchasing Managers Index grew for the sixth consecutive month in June 2003 Economy driven by 3 sectors - national, international and energy 59

Diversified economy 61 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Johnson Space Center's fiscal expenditures in 2001 were $4.1 billion Creates $1.2 billion in regional spending Produces more than $885 million in business volume and personal incomes of more than $2 billion Creates 140,000 jobs in region Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to 7/03 U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage; world's sixth largest 6,400 ships called in 2002 Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation

Energy capital of the world



Industry is conservatively managed

- Expectations are that energy prices will be volatile
- 82% of all working rigs are gas-directed
- Upstream energy sector is estimated to account for 31% of Houston's economic base vs. 69% in 1981

	Then and Now	
	1982**	2002**
Total Houston Employment	1,541,000	2,123,100
Houston Energy Employment*	321,000 / 21%	187,100 / 8%
U.S. Rig Count	4,436	830
Expected Oil Price	$50-$100/bbl	$25-$32/bbl
Oilfield CEO Mentality	Aggressive	Conservative
Balance Sheet	Leveraged	De-leveraged

Houston has benefited from the energy industry consolidation

- Shell Oil relocated to Houston from New York
- Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA
- Exxon Mobil Corp established seven of its 11 global business units in Houston
- ConocoPhilips chose Houston as headquarters for their merged companies
- Sonangol, Angola's national oil company, locating U.S. headquarters in Houston
- Total Fina relocated its U.S. headquarters from Dallas
- Halliburton relocated its headquarters from Dallas

** Upstream energy sector*

*** Reflects year end numbers*

Sources: Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership

SOUTHWEST BANK OF TEXAS

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Long term job growth 65 Job facts Since the bottom of the recession in January 1987, the Houston PMSA has gained nearly 768,000 jobs, averaging 2.9% annual growth Houston PMSA recorded 2.1 million jobs through December 2002, more than 29 states Number of jobs declined slightly in 2002, down 0.6% or 13,300 Local unemployment rate -- 6.7% vs. 5.8% nationally as of May 2003 19 Fortune 500 companies headquartered in Houston region Since 1983, the non-energy portion of Houston's economic base has grown at a compound annual rate of 7.2% Historical Chart In Millions Flat job growth in 2003 Sources: Texas Workforce Commission; Greater Houston Partnership; U of H Institute for Regional Forecasting; Houston Chronicle; Federal Reserve Bank - Houston Branch 1987 1989 1991 1993 1995 1997 1999 2001 2002 2003 1.4 1.5 1.55 1.6 1.78 1.8 2 2.1 2.1 1989 1991 1993 1995 1997 1999 2001 2002 2003 1988 1987

Coincident index of economic indicators for Houston, 1981-2003 67 Measures a combination of employment, unemployment rate, real wages and real retail sales Source: Federal Reserve Bank of Dallas - Houston Branch - April 2003 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2002 July Historically, Houston's economy shows great resiliency or stability as event shocks wear off The current slowdown, or "pause," began in April 2001. If this is a recession, it is the first since the 80s and it is considered mild Index, July 1992 = 100

Keefe, Bruyette & Woods Legg Mason Results for shareholders 69 2003 January 1997 Advest, Inc. Cantillon/Polyconomics FTN Financial Lehman Brothers Morgan Keegan RBC Capital Markets Smith Barney Citigroup Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey US Bancorp Piper Jaffray Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1 billion

2003 KBW Honor Roll



	10-Year Median EPS Growth	2002 YE Price/Book	2002 YE Price/ Consensus 2003 EPS	% Change in Stock Price YE 1997 - YE 2002
W Holding Company, Inc.	33.5%	346%	12.9x	107%
MBNA Corporation	25.9%	179%	7.4x	57%
Southwest Bancorp. of Texas	25.1%	234%	15.9x	85%
CVB Financial Corp.	17.3%	336%	16.8x	94%
Sterling Bancorp	17.1%	233%	13.1x	67%
M&T Bank Corporation	15.9%	230%	14.9x	71%
Synovus Financial Corp.	15.2%	286%	14.4x	-11%
BOK Financial Corporation	14.2%	164%	12.5x	88%
Greater Community Bancorp	13.3%	239%	15.8x	103%
SouthTrust Corporation	13.0%	197%	13.0x	18%
Central Coast Bancorp	13.0%	217%	14.9x	100%
First Mutual Bancshares, Inc.	12.5%	161%	8.9x	18%
Popular, Inc.	12.4%	185%	11.3x	37%
Harleysville National Corporation	11.9%	235%	17.0x*	46%
Ohio Valley Banc Corp.	11.8%	157%	16.1x	6%
Logansport Financial Corp.	11.6%	98%	13.7x*	-7%
Commerce Bancshares Inc.	11.4%	178%	12.1x	11%
Compass Bancshares, Inc.	11.0%	206%	12.0x	7%
First of Long Island Corporation	10.8%	166%	14.4x*	36%
Park National Corporation	10.7%	267%	15.6x	18%
Mercantile Bankshares Corporation	10.6%	186%	12.4x	-1%
Peoples Bancorp Inc.	9.9%	154%	10.4x	35%
LNB Bancorp, Inc.	9.8%	204%	15.8x*	4%
Fulton Financial Corporation	9.6%	214%	13.2x	3%
TrustCo Bank Corp NY	9.4%	315%	14.1x	20%
First Financial Bankshares, Inc.	9.0%	199%	12.8x	22%
State Bancorp, Inc.	7.0%	168%	14.0x*	-13%
HONOR ROLL MEDIAN**	11.9%	204%	13.7x	22%
S&P 500			14.8x	18%

* *P/E based upon 2002 year-end estimate*

SOUTHWEST BANK OF TEXAS

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Consistent progress Solid leadership Good market Focused on the future What you see is who we are So, why SWBT? 73 It's a compelling story because . . . We Make Everything Count

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "project" and similar expressions, as well as descriptions of the Company's ongoing strategy, are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements. Legal disclaimer 75

2002 SOUTHWEST BANCORPORATION OF TEXAS, INC (c) 7/23/03